UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 31, 2013

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CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

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Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway Irving, Texas	75,062
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On October 31, 2013, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 29, 2013.
The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.
On October 29, 2013, the Company’s Board of Directors approved a 13% increase in the Company's quarterly cash dividend and declared a cash dividend of $0.27 per share on the common stock of the Company. The cash dividend is payable on December 27, 2013 to stockholders of record as of December 5, 2013.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated October 31, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: October 31, 2013	By:	/s/ Tiffany B. Kice
Tiffany B. Kice
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated October 31, 2013

4